UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):    November 8, 2022
BENSON HILL, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39835	85-3374823
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1001 North Warson Rd.
St. Louis, Missouri 63132
(Address of principal executive offices)
(314) 222-8218
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, $0.0001 par value	BHIL	The New York Stock Exchange
Warrants exercisable for one share of common stock at an exercise price of $11.50	BHIL WS	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 2.02	Results of Operations and Financial Condition.

On November 10, 2022, Benson Hill, Inc. (the “Company”) issued a press release reporting the financial results of the Company for the quarter ended September 30, 2022. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference. In conjunction with the press release, the Company has posted a supplemental information presentation to its website (bensonhill.com) and a copy of the presentation is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

Limitation on Incorporation by Reference. The information furnished in this Item 2.02, including the press release attached hereto as Exhibit 99.1 and the presentation attached hereto as Exhibit 99.2, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as set forth by specific reference in such a filing.

Cautionary Note Regarding Forward-Looking Statements. Except for historical information contained in the press release and presentation attached as Exhibits 99.1 and 99.2 hereto, the press release and presentation contain forward-looking statements that involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release and presentation, respectively, regarding these forward-looking statements.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On November 8, 2022 (the “Amendment Date”), the Company and its directly or indirectly wholly-owned subsidiaries Benson Hill Holdings, Inc., BHB Holdings, LLC, DDB Holdings, Inc., Dakota Dry Bean Inc., Benson Hill Ingredients, LLC, Benson Hill Seeds Holding, Inc., Benson Hill Seeds, Inc., Benson Hill Fresh, LLC, J&J Produce, Inc., J&J Southern Farms, Inc., and Trophy Transport, LLC (the Company and such subsidiaries are each individually referred to as a “Borrower” and are all collectively referred to as the “Borrowers”), entered into a Second Amendment to Loan Documents (the “Second Amendment”) with Avenue Capital Management II, L.P., as administrative agent and collateral agent (the “Agent”); and Avenue Venture Opportunities Fund, L.P., Avenue Venture Opportunities Fund II, L.P., Avenue Sustainable Solutions Fund, L.P., Avenue Global Dislocation Opportunities Fund, L.P., and Avenue Global Opportunities Master Fund LP (each individually referred to as a “Lender” and all collectively as the “Lenders”). The Second Amendment amends the Loan and Security Agreement among the Borrowers, the Lenders, and the Agent entered into December 29, 2021 (as amended, restated, or supplemented from time to time, the “Loan Agreement”), which was previously filed as Exhibit  10.1 to the Current Report on Form 8-K filed on January 4, 2022, as previously amended pursuant to the Joinder and First Amendment to Loan Documents previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 7, 2022.

Pursuant to the Second Amendment:

•The definition of “Outstanding Shares” is changed to mean the shares of the Company’s capital stock which have been issued and are outstanding within the meaning of the Delaware General Corporation Law, as reflected on the cover of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, which is then adjusted if any shares have since been cancelled or issued.

•The definition of Market Cap Threshold 1 is changed to mean that the Company has maintained an Average Public Market Capitalization of at least $550,000,000 (instead of $650,000,000).

•The Agent confirmed achievement of Milestone 2, which requires achievement of: (i)  at least 85% of projected consolidated revenue for the nine months ending September 30, 2022; (ii) Gross Margin for the nine months ending September 30, 2022, greater than -1.50%; and (iii) Market Cap Threshold 1 during the trailing 30 days prior to September 30, 2022. Consequently, (x) the Interest-only Period is extended for an additional 12 months, such that the Interest-only Period as extended continues through December 29, 2023, and (y) the Maturity Date is extended for an additional six months, such that the Maturity Date as extended is June 29, 2025.

•The “Designated Rate” is increased by 25 basis points such that the “Designated Rate” is a variable rate of interest per annum equal to the sum of (i) the greater of (A) the Prime Rate and (B) 3.25%, plus (ii) 6.00%.

•The RML (“remaining months’ liquidity”) requirement is reduced from six months to four months, from the Amendment Date through March 31, 2023 (the “RML Relief”). During the “RML Relief Election Period” from April 1, 2023 through April 30, 2024 the Company may, at its option, terminate the RML requirement reduction and reinstate the RML requirement to six months. The Final Payment will increase by either 10 basis points or 20 basis points per month of the RML Relief Election Period that the Company does not terminate the RML Relief, depending upon whether the Company’s Average Public Market Capitalization over the prior 30 Trading Days is at least Market Cap Threshold 1 and whether the Borrowers’ unrestricted cash balance is at least $100,000,000.

•The Agent agreed to consent to and approve the Borrowers’ disposition of its Benson Hill Fresh business, if the Borrowers elect to consummate any such sale, subject to the Agent’s satisfactory review of final documentation of such a sale, and so long as (i) a binding purchase agreement is executed on or before February 14, 2023, and closes no later than July 31, 2023, and (ii) the sale generates non-escrowed cash closing proceeds, that are not otherwise subject to any contingencies, of at least a specified minimum amount (the “Minimum Sale Proceeds”) that are received on or before July 31, 2023. The cash closing proceeds from any such sale must be held in a restricted, blocked account in favor of the Agent until a date that is at least 60 days next following the date of the closing of the Benson Hill Fresh sale, and at which time the cash closing proceeds will be released to the Borrowers so long as: (i) the RML Relief has terminated or expired, and (ii) the Company’s Average Public Market Capitalization over the 30 Trading Days prior to the release date is at least Market Cap Threshold 1.

•The definition of Revolving Indebtedness was changed to mean Indebtedness in favor of other lenders, subject to a formula-based, borrowing base calculation comprised of cash, accounts receivable and inventory, not including the BHO Indebtedness, not to exceed the aggregate principal amount of (i) $20,000,000 up to and including June 30, 2023, if (x) approved by the Agent, (y) the Company’s Average Public Market Capitalization over the prior 30 Trading Days is at least Market Cap Threshold 1 when measured by the date of a Borrower’s entry into the Revolving Indebtedness, and (z) Borrowers have elected to terminate the RML Relief; and (ii) $40,000,000 on or after July 1, 2023, if (x) approved by the Agent, (y) the Company’s Average Public Market Capitalization over the 30 preceding Trading Days is at least $600,000,000 when measured by the date of a

Borrower’s entry into the added Revolving Indebtedness, and (z) the Borrowers have elected to terminate the RML Relief.

•The Agent earned a $1,500,000 Amendment Fee, $500,000 of which has been paid and $1,000,000 of which is payable on or before December 15, 2022.

The other material terms of the Loan Agreement remain effective as described in the Company’s Current Reports on Form 8-K filed on January 4, 2022 and July 7, 2022. The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the text of the Loan Agreement, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 4, 2022; the Joinder and First Amendment to Loan Documents, which was previously filed as Exhibit 10.1 to the Current Report on Form 8-K filed on July 7, 2022; and the Second Amendment, which is filed as Exhibit 10.1 to this Current Report on Form 8-K, and are incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1†*	Second Amendment to Loan Documents, dated November 8, 2022, by and among the Company, certain of the Company’s direct and indirect wholly-owned subsidiaries, the Agent, and the Lenders
99.1*	Press Release, dated November 10, 2022
99.2*	Investor Presentation
104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)
___________________
†    Certain of the exhibits and schedules of this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5) and Item 601(a)(6). The registrant agrees to furnish a copy of all omitted exhibits and schedules to the Securities and Exchange Commission upon its request.
*    Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BENSON HILL, INC.

By:	/s/ Dean Freeman
Dean Freeman
Chief Financial Officer
Date: November 10, 2022